TCW/DW Term Trust 2003
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002


Dear Shareholder:

For the six months ended September 30, 2002, the net asset value (NAV) of TCW/DW Term Trust 2003 increased from $11.01 to $11.08 per share. Based on this change, and including reinvestment of dividends totaling $0.28 per share, the Trust's total rate of return for the period was 3.38 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange
(NYSE) increased from $10.69 to $10.80 per share. Based on this change and including reinvestment of dividends, the Trust's total return for the six-month period was 4.08 percent.

The Market

The U.S. Treasury market rallied significantly over the past six months as the pace of the economic recovery slowed and the stock market plummeted. The yield on the two-year Treasury fell to its lowest level since regular issuance of that maturity began in 1972 and edged below the federal funds rate target, signaling expectations that the Federal Reserve would ease rates again. The yield on the 10-year Treasury also fell, to its lowest level since 1958. Uncertainties related to a possible war with Iraq and duration hedging by mortgage investors provided support to the bond market rally. The Nasdaq composite index fell to a 6-year low and the Dow Jones industrial average declined to its lowest level in four years. The Federal Reserve has left short-term rates at 1.75 percent since the beginning of the year, noting most recently that the balance of risks is weighted toward economic weakness. In November, the rate was reduced to 1.25 percent.

Although consumer spending has been resilient, lingering weakness in manufacturing, employment and consumer confidence appear to be dampening the recovery. Zero-percent auto loans and mortgage refinancing provided a boost to spending in the third quarter. However, evidence of a slowing economy has been accumulating. Industrial production fell 0.3 percent in August for the first time this year, and the Producer Price Index also declined 0.3 percent in August, underscoring the weakness in demand. The number of people filing new claims for unemployment benefits has been above 400,000 for several weeks now, and a record number of people continue to collect unemployment. Housing starts and existing home sales have also fallen recently but remain at brisk levels, close to historic highs.

The shortening duration of the mortgage sector relative to other investment-grade fixed-income sectors has led to underperformance over the past six months. As mortgage rates fell to historically low levels, record numbers of homeowners refinanced their home mortgages, producing extremely high levels of prepayment. The Federal National Mortgage Association's (FNMA) disclosure that its duration gap fell to a negative 14 months at the end of August from a negative nine months in July heightened speculation about the financial health of the company. The preferred range for their duration gap is plus or minus six months and is a management guideline, not an absolute risk limit. FNMA has a wide variety of options at its disposal to bring its portfolio back into line, including the issuance of more short-term debt, a

TCW/DW Term Trust 2003
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002 continued


reconfiguring of its derivatives, and the purchase of more long-term mortgages or Treasuries to add duration. On October 1, FNMA reported that its duration gap had narrowed to 10 months.

The Portfolio

Approximately 53 percent of the Trust is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 13 percent is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 34 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role, as the Trust seeks to achieve its objective of returning the original $10.00 per share offering price to shareholders at maturity. At September 30, 2002 there was no leverage in the Trust.

Looking Ahead

TCW Investment Management Company (TCW), the Trust's adviser, anticipates that prepayment rates should remain at historically high levels through year-end. According to the Mortgage Bankers Association the average rate on a 30-year fixed-rate mortgage has dropped to an all-time low of 5.90 percent for the week ended September 20, providing an economic incentive for almost every homeowner to refinance. TCW therefore expects to see a protracted wave of refinancing activity well into the fourth quarter as originators work through what's in their pipelines. TCW's outlook on the performance of the mortgage market has grown more positive recently, following several weeks of underperformance. A number of positive technical factors such as shrinking net supply and continued bank buying offset the rising risks of gross supply, volatility and prepayment uncertainty. The yield spread of the mortgage-backed security (MBS) sector over Treasuries is at or close to a historic high, while the credit exposure of the sector is minimal, with the vast majority of mortgage-backed securities rated AAA or higher. If interest rates remain at current levels, TCW believes that the duration of the MBS index is expected to lengthen by 6 to 12 months as 6.50 percent and 7.00 percent coupons are replaced with 5.50 percent and 6.00 percent ones. While the market is currently focusing on prepayments, extension risk could potentially become a concern if rates go up substantially. Historically, during periods of rising rates the MBS sector has been a top performer within the Lehman Aggregate Index.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During this period the Trust did not purchase shares of common stock.

TCW/DW Term Trust 2003
LETTER TO THE SHAREHOLDERS o SEPTEMBER 30, 2002 continued


We appreciate your ongoing support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

TCW/DW Term Trust 2003
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 (UNAUDITED)


PRINCIPAL
AMOUNT IN                                                                        COUPON          MATURITY
THOUSANDS                                                                         RATE             DATE         VALUE
------------------------------------------------------------------------------------------------------------------------
              Collateralized Mortgage Obligations (47.4%)
              U.S. Government Agencies (32.1%)
$   2,802     Federal Home Loan Mortgage Corp. 1409 S (PAC) ...................    22.54+%       11/15/07    $ 3,991,447
   38,661     Federal Home Loan Mortgage Corp. 1465 G (PAC) ...................     7.00         12/15/07     39,769,309
    1,871     Federal Home Loan Mortgage Corp. 1522 K .........................     6.50         12/15/22      1,927,711
      858     Federal Home Loan Mortgage Corp. 1539 SA ........................   14.636+        06/15/08        875,834
   32,332     Federal Home Loan Mortgage Corp. 1542 N (PAC) ...................     7.00         01/15/22     32,607,276
    5,328     Federal Home Loan Mortgage Corp. 1543 UG (PAC) ..................     7.00         01/15/23      5,890,222
   12,003     Federal Home Loan Mortgage Corp. 1544 M .........................   16.744+        07/15/08     14,125,555
      178     Federal Home Loan Mortgage Corp. 1556 SA ........................   15.486+        08/15/13        177,828
    7,436     Federal Home Loan Mortgage Corp. 1563 SA ........................   12.412+        08/15/08      7,997,500
    3,772     Federal Home Loan Mortgage Corp. 1576 SA ........................   10.145+        09/15/08      3,942,558
   32,363     Federal Home Loan Mortgage Corp. 1602 PW (PAC) ..................     6.50         12/15/21     34,125,068
    4,920     Federal National Mortgage Assoc. 1993-101 SA (TAC) ..............    9.227+        06/25/08      5,160,682
    4,689     Federal National Mortgage Assoc. 1993-101 SB (TAC) ..............   20.580+        06/25/08      5,315,997
    1,627     Federal National Mortgage Assoc. 1993-114 SC ....................     9.00+        07/25/08      1,708,184
   15,379     Federal National Mortgage Assoc. 1993-21 H (PAC) ................     7.00         03/25/22     15,480,585
   15,400     Federal National Mortgage Assoc. 1993-135 S .....................   12.999+        07/25/08     17,571,201
    2,365     Federal National Mortgage Assoc. 1993-173 S .....................   14.775+        09/25/08      2,535,298
   19,046     Federal National Mortgage Assoc. 1993-206 N .....................     6.50         11/25/23     19,851,428
      478     Federal National Mortgage Assoc. 1993-233 J .....................     6.00         06/25/08        484,038
    8,386     Federal National Mortgage Assoc. 1993-41C (PAC) .................     7.00         03/25/21      8,434,735
    3,285     Federal National Mortgage Assoc. 1993-63 SD (TAC) ...............   11.846+        05/25/08      3,580,020
    2,489     Federal National Mortgage Assoc. 1993-65 SC .....................   12.989+        06/25/12      2,604,814
    8,093     Federal National Mortgage Assoc. 1993-72 SA .....................   14.001+        05/25/08      9,016,491
    6,508     Federal National Mortgage Assoc. 1993-72 S ......................     8.75+        05/25/08      6,944,472
    1,540     Federal National Mortgage Assoc. 1993-86 SD .....................   15.901+        05/25/08      1,684,328
    9,019     Federal National Mortgage Assoc. 1993-93 SA .....................   16.128+        05/25/08     10,777,428
    6,843     Federal National Mortgage Assoc. 1993-95 SE .....................   17.115+        06/25/08      8,207,242
    6,900     Federal National Mortgage Assoc. 1993-98 N ......................     7.00         06/25/23      6,954,862
    3,736     Federal National Mortgage Assoc. 1993-196 SA ....................   15.475+        10/25/08      4,369,788
                                                                                                             -----------
              Total U.S. Government Agencies (Cost $252,270,773)...........................................  276,111,901
                                                                                                             -----------
              Private Issues (15.3%)
    6,628     Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) ...........     7.10         06/25/24      6,614,218
   14,026     Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) ...........     7.50         08/25/24     14,163,859
   19,094     Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC) ..........     7.50         08/25/24     20,200,192
    3,855     First Boston Mortgage Securities Corp. 1993-5 A15 ...............     7.30         03/25/09      3,846,702

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 (UNAUDITED) continued


PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------
$  36,683     General Electric Capital Mortgage Services, Inc. 1994-1 A8 ..........   6.50 %         01/25/24    $ 37,361,768
    9,321     Prudential Home Mortgage Securities 1993-23 A12 (PAC) ...............   6.50           07/25/08       9,528,822
    8,584     Prudential Home Mortgage Securities 1993-35 A12 .....................   6.75           09/25/08       8,633,230
    8,282     Prudential Home Mortgage Securities 1993-60 A3 (PAC) ................   6.75           12/25/23       8,495,764
   16,721     Resolution Funding Mortgage Securities I 1993-S40 A8 (TAC) ..........   6.75           11/25/23      16,808,616
    5,315     Ryland Mortgage Securities Corp. 1993-3 7 (PAC) .....................   6.712          08/25/08       5,593,988
                                                                                                                 ------------
              Total Private Issues ($126,490,751).............................................................    131,247,159
                                                                                                                 ------------
              Total Collateralized Mortgage Obligations (Cost $378,761,524)...................................    407,359,060
                                                                                                                 ------------
              U.S. Government Agency Obligation (16.9%)
  108,000     Federal Home Loan Mortgage Corp. ....................................   6.375          11/15/03     113,616,972
   30,000     Federal National Mortgage Assoc. ....................................   4.75           11/14/03      31,041,150
                                                                                                                 ------------
              Total U.S. Government Agency Obligation (Cost $143,879,574).....................................    144,658,122
                                                                                                                 ------------
              Tax-Exempt Municipal Bonds (12.1%)
              Educational Facilities Revenue (3.7%)
    5,000     Maricopa County Unified School District = 41, Arizona, Gilbert
                Refg (FGIC) .......................................................   0.00           01/01/03       4,982,250
   11,445     Houston Independent School District, Texas, Refg ....................   0.00           08/15/04      11,057,243
              Spring Independent School District, Texas,
    8,205       Refg Ser 1993 .....................................................   0.00           02/15/03       8,158,314
    8,100       Refg Ser 1993 .....................................................   0.00           02/15/04       7,899,120
                                                                                                                 ------------
                                                                                                                   32,096,927
                                                                                                                 ------------
              Electric Revenue (3.5%)
   12,840     Austin, Texas, Combined Ser A (MBIA) ................................   0.00           11/15/02      12,816,689
   17,500     San Antonio, Texas, Electric & Gas Refg Ser A (Ambac) ...............   0.00           02/01/04      17,084,375
                                                                                                                 ------------
                                                                                                                   29,901,064
                                                                                                                 ------------
              General Obligation (2.0%)
    5,000     Scottsdale, Arizona, Refg (Secondary MBIA) ..........................   0.00           07/01/04       4,853,000
              Port of Oakland, California,
    3,000       Refg Ser 1993 F (MBIA) ............................................   0.00           11/01/03       2,952,240
    3,500       Refg Ser 1993 F (MBIA) ............................................   0.00           11/01/04       3,386,250
    6,500     New Orleans, Louisiana, Refg (Ambac) ................................   0.00           09/01/04       6,275,425
                                                                                                                 ------------
                                                                                                                   17,466,915
                                                                                                                 ------------

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 (UNAUDITED) continued


PRINCIPAL
AMOUNT IN                                                                    COUPON          MATURITY
THOUSANDS                                                                     RATE             DATE         VALUE
---------------------------------------------------------------------------------------------------------------------
              Hospital Revenue (1.1%)
$  10,000     California Statewide Communities Development Authority,
                UniHealth Ser A (Ambac) ...................................   0.00 %         10/01/04    $  9,711,900
                                                                                                         ------------
              Other Revenue (0.6%)
    5,460     Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) ............   0.00           12/01/03       5,354,677
                                                                                                         ------------
              Water & Sewer Revenue (1.2%)
   10,000     Houston Texas, Water & Sewer Jr Lien Ser C (Ambac) ..........   0.00           12/01/03       9,806,800
                                                                                                         ------------
              Total Tax-Exempt Municipal Bonds (Cost $99,562,675).....................................    104,338,283
                                                                                                         ------------
              U.S. Government Agency Mortgage Pass-Through Securities (1.8%)
    3,046     Federal Home Loan Mortgage Corp. PC Gold ....................   6.00           06/01/08       3,197,340
      786     Federal National Mortgage Assoc. ............................   5.50           02/01/09         826,557
    4,020     Federal National Mortgage Assoc. ............................   6.568          08/01/30       4,151,603
    2,673     Federal National Mortgage Assoc. ARM ........................   6.818          07/01/30       2,765,316
      799     Federal National Mortgage Assoc. ............................   7.00           08/01/08         849,378
    2,040     Federal National Mortgage Assoc. ARM ........................   7.129          07/01/30       2,117,694
    1,080     Federal National Mortgage Assoc. ARM ........................   7.343          07/01/30       1,122,409
                                                                                                         ------------
              Total U.S. Government Agency Mortgage Pass-Through Securities (Cost $14,350,413)........     15,030,297
                                                                                                         ------------
              Short-Term Investments (21.2%)
              Commercial Paper (a) (17.2%)
              Banking (1.7%)
   15,000     Citicorp ....................................................   1.73           10/18/02      14,987,746
                                                                                                         ------------
              Finance/Rental Leasing (1.7%)
    4,000     Paccar Financial Corp. ......................................   1.74           10/02/02       3,999,807
    9,200     Paccar Financial Corp. ......................................   1.70           11/20/02       9,178,278
    1,000     Paccar Financial Corp. ......................................   1.73           11/20/02         997,597
                                                                                                         ------------
                                                                                                           14,175,682
                                                                                                         ------------
              Financial Conglomerates (4.7%)
   20,000     GE Capital Services .........................................   1.76           10/18/02      19,983,378
    6,000     General Electric Capital Corp. ..............................   1.75           10/18/02       5,995,042
   14,000     General Electric Capital Corp. ..............................   1.75           11/08/02      13,974,139
                                                                                                         ------------
                                                                                                           39,952,559
                                                                                                         ------------
              Foods & Beverages (3.1%)
   15,000     Nestle Capital Corp. ........................................   1.71           11/01/02      14,977,912
   12,000     Nestle Capital Corp. ........................................   1.72           11/18/02      11,972,480
                                                                                                         ------------
                                                                                                           26,950,392
                                                                                                         ------------

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
PORTFOLIO OF INVESTMENTS o SEPTEMBER 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON         MATURITY
 THOUSANDS                                                                      RATE            DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
              International Banks (2.9%)
$  25,000     Barclays U.S. Funding Inc. ...................................   1.67 %         11/19/02    $ 24,943,173
                                                                                                          ------------
              Pharmaceuticals: Major (3.1%)
   11,000     Schering Corp. ...............................................   1.76           10/10/02      10,995,160
   16,000     Schering Corp. ...............................................   1.73           11/12/02      15,967,707
                                                                                                          ------------
                                                                                                            26,962,867
                                                                                                          ------------
              Total Commercial Paper (Cost $147,972,419)...............................................    147,972,419
                                                                                                          ------------
              U.S. Government Agencies (a) (3.5%)
    5,000     Federal Farm Credit ..........................................   1.95           10/01/02       5,000,000
   25,000     Federal National Mortgage Assoc. .............................   2.035          10/02/02      24,998,587
                                                                                                          ------------
              Total U.S. Government Agencies (Cost $29,998,587)........................................     29,998,587
                                                                                                          ------------
              Repurchase Agreement (0.5%)
    4,592     The Bank of New York (dated 09/30/02; proceeds $4,591,939) (b)
              (Cost $4,591,732) ............................................   1.625          10/01/02       4,591,732
                                                                                                          ------------
              Total Short-Term Investments (Cost $182,562,738).........................................    182,562,738
                                                                                                          ------------

               Total Investments (Cost $819,116,924) (c).....................................    99.4%     853,948,500
               Other Assets in Excess of Liabilities ........................................     0.6        5,256,009
                                                                                                -----     ------------
               Net Assets ...................................................................   100.0%    $859,204,509
                                                                                                =====     ============

------------
      ARM      Adjustable Rate Mortgage.
      PC       Participation Certificate.
      PAC      Planned Amortization Class.
      TAC      Targeted Amortization Class.
       +       Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI
               (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate. Rate shown is the rate in effect at September 30, 2002.
      (a)      Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
      (b)      Collateralized by $4,217,821 Federal Home Loan Bank Note 5.625%
               due 11/15/11 valued at $4,683,758.
      (c)      The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $34,921,157 and the aggregate gross unrealized depreciation is $89,581, resulting in net unrealized appreciation of $34,831,576.

Bond Insurance:
---------------
     Ambac     Ambac Assurance Corporation.
     FGIC      Financial Guaranty Insurance Company.
     MBIA      Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
September 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $819,116,924)............................................   $853,948,500
Interest receivable .............................................      5,871,365
Prepaid expenses ................................................         15,764
                                                                    ------------
    Total Assets ................................................    859,835,629
                                                                    ------------
Liabilities:
Payable for:
    Management fee ..............................................        284,890
    Investment advisory fee .....................................        189,927
Accrued expenses ................................................        156,303
Contingencies (Note 8) ..........................................              -
                                                                    ------------
    Total Liabilities ...........................................        631,120
                                                                    ------------
    Net Assets ..................................................   $859,204,509
                                                                    ============
Composition of Net Assets:
Paid-in-capital .................................................   $751,850,094
Net unrealized appreciation .....................................     34,831,576
Accumulated undistributed net investment income .................     75,752,719
Accumulated net realized loss ...................................     (3,229,880)
                                                                    ------------
    Net Assets ..................................................   $859,204,509
                                                                    ============
Net Asset Value Per Share,
77,563,380 shares outstanding (unlimited shares authorized of
$.01 par value) .................................................         $11.08
                                                                          ======



                        See Notes to Financial Statements

TCW/DW Term Trust 2003
FINANCIAL STATEMENTS continued


Statement of Operations
For the six months ended September 30, 2002 (unaudited)


Net Investment Income:
Interest Income ...............................    $26,407,304
                                                   -----------
Expenses
Management fee ................................      1,683,597
Investment advisory fee .......................      1,122,398
Transfer agent fees and expenses ..............        124,220
Professional fees .............................         39,261
Shareholder reports and notices ...............         18,426
Custodian fees ................................         15,965
Trustees' fees and expenses ...................          4,786
Other .........................................         10,775
                                                   -----------
  Total Expenses ..............................      3,019,428
                                                   -----------
  Net Investment Income .......................     23,387,876
                                                   -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss .............................           (395)
Net change in unrealized appreciation .........      3,826,598
                                                   -----------
  Net Gain ....................................      3,826,203
                                                   -----------
Net Increase ..................................    $27,214,079
                                                   ===========



                        See Notes to Financial Statements

TCW/DW Term Trust 2003
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets


                                                                              FOR THE SIX          FOR THE YEAR
                                                                              MONTHS ENDED             ENDED
                                                                           SEPTEMBER 30, 2002     MARCH 31, 2002
                                                                           ------------------     ---------------
                                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................... $ 23,387,876         $ 60,630,240
Net realized loss ...........................................................         (395)             (24,007)
Net change in unrealized appreciation .......................................    3,826,598            2,176,165
                                                                              ------------         ------------
    Net Increase ............................................................   27,214,079           62,782,398
Dividends to shareholders from net investment income ........................  (21,872,567)         (44,006,765)
Decrease from transactions in shares of beneficial interest .................            -          (20,550,386)
                                                                              ------------         ------------
    Net Increase (Decrease) .................................................    5,341,512           (1,774,753)
Net Assets:
Beginning of period .........................................................  853,862,997          855,637,750
                                                                              ------------         ------------
End of Period
(Including accumulated undistributed net investment income of $75,752,719
  and $74,237,410, respectively) ............................................ $859,204,509         $853,862,997
                                                                              ============         ============

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
NOTES TO FINANCIAL STATEMENTS o SEPTEMBER 30, 2002 (UNAUDITED)


1. Organization and Accounting Policies

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW Term Trust 2003
NOTES TO FINANCIAL STATEMENTS o  SEPTEMBER 30, 2002 (UNAUDITED) continued


D. Dividends and Distributions to Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Management/Investment Advisory Agreements

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended September 30, 2002 were as follows:

                                                                 PURCHASES       SALES/PREPAYMENTS
                                                                 ---------       -----------------
U.S. Government Agencies ...................................   $134,453,025        $120,794,175
Private Issue Collateralized Mortgage Obligations ..........         -               73,187,568
Municipal Bonds ............................................         -               19,650,000

Morgan Stanley Trust, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $5,100.

TCW/DW Term Trust 2003
NOTES TO FINANCIAL STATEMENTS o  SEPTEMBER 30, 2002 (UNAUDITED) continued


4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                                              CAPITAL PAID
                                                                                               PAR VALUE      IN EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, March 31, 2001 .................................................      79,570,980      $ 795,710     $ 771,829,278
Treasury shares purchased and retired (weighted average discount 5.33%)*       (2,007,600)       (20,076)      (20,530,310)
Reclassification due to permanent book/tax tax differences ..............               -              -          (224,508)
                                                                               ----------      ---------     -------------
Balance, March 31, 2002 and September 30, 2002 ..........................      77,563,380      $ 775,634     $ 751,074,460
                                                                               ==========      =========     =============

------------
*     The Trustees have voted to retire the shares purchased.

5. Federal Income Tax Status

At March 31, 2002 the Trust had a net capital loss carryover of approximately $3,229,000 of which $2,650,000 will be available through March 31, 2003 and $579,000 will be available through the termination date of the Trust to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

6. Reverse Repurchase and Dollar Roll Agreements

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 2002, there were no reverse repurchase agreements or dollar rolls outstanding.

7. Dividends

The Trust declared the following dividends from net investment income:

   DECLARATION            AMOUNT           RECORD              PAYABLE
      DATE              PER SHARE           DATE                 DATE
------------------      ---------      ---------------     ----------------
September 24, 2002        $0.047       October 4, 2002     October 18, 2002

TCW/DW Term Trust 2003
NOTES TO FINANCIAL STATEMENTS o  SEPTEMBER 30, 2002 (UNAUDITED) continued


8. Litigation

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." The case has been settled. On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to the state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000 and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW Term Trust 2003
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                   FOR THE SIX                          FOR THE YEAR ENDED MARCH 31,
                                                   MONTHS ENDED      --------------------------------------------------------------
                                                SEPTEMBER 30, 2002      2002         2001         2000        1999          1998
                                                ------------------   ----------   ----------   ---------   ----------    ----------
                                                   (unaudited)
Selected Per Share Data:
Net asset value, beginning of period .........       $11.01            $10.75       $ 9.91       $10.36       $10.11        $ 8.97
                                                     ------            ------       ------       ------       ------        ------
Income (loss) from investment operations:
 Net investment income .......................         0.30*             0.78*        0.63*        0.73*        0.74          0.70
 Net realized and unrealized gain (loss) .....         0.05              0.03         0.76        (0.57)        0.09          1.01
                                                     ------            ------       ------       ------       ------        ------
Total income from investment operations ......         0.35              0.81         1.39         0.16         0.83          1.71
                                                     ------            ------       ------       ------       ------        ------
Less dividends from net investment
 income ......................................        (0.28)            (0.56)       (0.59)       (0.64)       (0.63)        (0.63)
                                                     ------            ------       ------       ------       ------        ------
Anti-dilutive effect of acquiring treasury
 shares* .....................................            -              0.01         0.04         0.03         0.05          0.06
                                                     ------            ------       ------       ------       ------        ------
Net asset value, end of period ...............       $11.08            $11.01       $10.75       $ 9.91       $10.36        $10.11
                                                     ======            ======       ======       ======       ======        ======
Market value, end of period ..................       $10.80            $10.69       $10.13       $8.875       $9.375        $9.063
                                                     ======            ======       ======       ======       ======        ======
Total Return+ ................................         4.08%(1)         10.91%       21.43%        1.46%       10.56%        23.65%
Ratios to Average Net Assets:
Operating expenses ...........................         0.70%(2)          0.74%        0.73%        0.73%        0.74%         0.74%
Interest expense .............................            -              0.69%        2.62%        2.38%        2.40%         2.54%
Total expenses ...............................         0.70%(2)          1.43%        3.35%        3.11%        3.14%         3.28%
Net investment income ........................         5.42%(2)          7.09%        6.21%        7.31%        6.93%         6.97%

Supplemental Data:
Net assets, end of period, in thousands ......     $859,205          $853,863     $855,638     $831,317     $905,779      $934,981
Portfolio turnover rate ......................           20%(1)             1%           5%           6%        -                2%

------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)   Not annualized.
(2)   Annualized.

                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

MANAGER
Morgan Stanley Services Company Inc.
1221 Avenue of the Americas
New York, New York 10020

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.



TCW/DW TERM TRUST 2003

[GRAPHIC OMITTED]

SEMIANNUAL REPORT
SEPTEMBER 30, 2002


37932RPT-8858J02-OS-10/02